Exhibit 10.5

Execution Version

STOCKHOLDER SUPPORT AGREEMENT

This Stockholder Support Agreement (this “Agreement”) is dated as of November [23], 2020, by and among Apex Technology Acquisition Corp., a Delaware corporation (“Apex”), the Persons set forth on Schedule I hereto (each, a “Company Stockholder” and, collectively, the “Company Stockholders”), and AvePoint, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, the Company Stockholders are the holders of record and “beneficial owners” (within the meaning of Rule 13d-3 of the Exchange Act) of such number of shares of the Company’s capital stock or other equity securities exercisable for or convertible into shares of the Company’s capital stock as are indicated opposite each of their names on Schedule I attached hereto (all such shares of the Company’s capital stock or other equity securities, together with any shares of the Company’s capital stock or other equity securities of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Company Stockholder during the period from the date hereof through the Expiration Time are referred to herein as the “Subject Shares”);

WHEREAS, on November [23], 2020, Apex, Athena Technology Merger Sub, Inc., a Delaware corporation (“First Merger Sub”), Athena Technology Merger Sub 2, LLC, a Delaware limited liability company (“Second Merger Sub” and, together with First Merger Sub, “Merger Subs” and each, a “Merger Sub”), and the Company entered into a Business Combination Agreement and Plan of Reorganization (as amended or modified from time to time, the “Business Combination Agreement”) pursuant to which, among other transactions, First Merger Sub will be merged with and into the Company (the “First Merger”), with the Company continuing on as the surviving entity (the “Surviving Corporation”) in the First Merger and, as soon as practicable following the First Merger and as part of the same overall transaction of the First Merger, the Surviving Corporation will merge with and into Second Merger Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with Second Merger Sub continuing on as the surviving entity in the Second Merger; and each share of Company Preferred Stock and Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time will be automatically converted into the applicable portion of the Gross Merger Consideration described in Business Combination Agreement (such transaction, the Mergers and the other transactions contemplated by the Business Combination Agreement, the “Transactions”);

WHEREAS, prior to the date hereof, the Board of Directors of the Company and the Company Stockholders authorized and approved the filing of that certain Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Company (the “Certificate Amendment”) with the Secretary of State of the State of Delaware, and the Certificate Amendment was so filed substantially concurrently with the Company’s execution of the Business Combination Agreement;

WHEREAS, the Company and the Company Stockholders hereby agree to terminate the following agreements effective as of immediately prior to the Effective Time: (i) that certain Second Amended and Restated Investor Rights Agreement, dated as of December 26, 2019, by and among the Company and the Investors (as defined therein) (the “Investor Rights Agreement”), (ii) that certain Amended and Restated Voting Agreement, dated as of December 26, 2019, by and among the Company and the Stockholders (as defined therein) (the “Voting Agreement”), (iii) that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of December 26, 2019, by and among the Company, the Key Holders (as defined therein) and the Investors (as defined therein) (the “ROFR Agreement”), (iv) that certain Letter Agreement, dated as of December 26, 2019, by and among the Company, Avatar Investment Opportunities, LLC, Avatar Investment Solutions (A), LLC and Avatar Investment Solutions 1, LLC (the “Sixth Street Letter Agreement”), and (v) those certain Put & Call Agreements as set forth on Schedule II hereto (the “Put & Call Agreements” and, together with the Investor Rights Agreement, the Voting Agreement, the ROFR Agreement and the Sixth Street Letter Agreement, the “Investment Agreements”); and

WHEREAS, as an inducement to Apex and the Company to enter into the Business Combination Agreement and to consummate the Transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I
stockholder SUPPORT AGREEMENT; COVENANTS

Section 1.1 Binding Effect of Business Combination Agreement. Each Company Stockholder hereby acknowledges that it has read the Business Combination Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Company Stockholder shall be bound by and comply with Section 7.11 (Public Announcements) of the Business Combination Agreement (and any relevant definitions contained in such Section) as if (a) such Company Stockholder was an original signatory to the Business Combination Agreement with respect to such provision, and (b) each reference to the “Company” contained in Section 7.11 of the Business Combination Agreement (other than the first sentence of Section 7.11) also referred to each such Company Stockholder.

Section 1.2 Exclusivity. During the period commencing on the date hereof and ending at the Expiration Time (as defined below), each Company Stockholder, severally and not jointly, shall not, nor shall they direct any of their Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue, or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to, or commence due diligence with respect to any person (other than Apex, its stockholders or any of their affiliates or Representatives) concerning, relating to, or which is intended or is reasonably likely to give rise to or result in, a Company Business Combination Proposal. Each Company Stockholder shall, and shall cause its controlled affiliates to, and shall cause their respective Representatives to, immediately cease any and all existing discussions or negotiations with any person with respect to any Company Business Combination Proposal (other than the Transactions) to the extent required by the Business Combination Agreement.

Section 1.3 No Transfer. During the period commencing on the date hereof and ending on the earlier to occur of (a) the Effective Time, and (b) such date and time as the Business Combination Agreement shall be terminated in accordance with Section 9.01 thereof (the “Expiration Time”), each Company Stockholder shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Shares, (ii) deposit any Subject Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or otherwise transfer any voting or approval rights with respect to the Subject Shares, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares, (iv) exercise any put rights under the Put & Call Agreement to which it is a party (clauses (i), (ii), (iii) and (iv) collectively, a “Transfer”) or (v) publicly announce any intention to effect any transaction specified in clause (i), (ii), (iii) or (iv), except, in each case, for any Transfers (x) of Subject Shares from a Company Stockholder to any Affiliate thereof (other than a portfolio company); provided, that a condition to such Transfer, such permitted transferees enter into a written agreement, in substantially the form of this Agreement, or (y) of Named Executive Equity to Apex pursuant to the Named Executive Equity Agreements and the Business Combination Agreement.

Section 1.4 New Shares. In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any Subject Shares are issued to a Company Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Shares or otherwise, (b) a Company Stockholder purchases or otherwise acquires beneficial ownership of any Subject Shares or (c) a Company Stockholder acquires the right to vote or share in the voting of any Subject Shares (collectively the “New Securities”), then such New Securities acquired or purchased by such Company Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares owned by such Company Stockholder as of the date hereof.

Section 1.5 Stockholder Agreements. Hereafter until the Expiration Time, each Company Stockholder hereby agrees that, at any meeting of the stockholders of the Company (or any adjournment or postponement thereof), and in any action by written consent of the Stockholders of the Company requested by the Board of Directors of the Company or otherwise undertaken as contemplated by the Transactions, including in the form attached as Exhibit A (which written consent shall be delivered promptly, and in any event within forty-eight (48) hours, after (x) the Registration Statement (as contemplated by the Business Combination Agreement) has been declared effective and has been delivered or otherwise made available to the stockholders of Apex and the Company, and (y) the Company requests such delivery), such Company Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares to be counted as present thereat for purposes of establishing a quorum, and such Company Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Shares:

(a) to approve and adopt the Certificate Amendment, the Business Combination Agreement and the Transactions;

(b) to exercise the drag-along rights set forth in Section 3 of the Voting Agreement;

(c) except with respect to any Adverse Amendment, in any other circumstances upon which a consent or other approval is required under the Company Certificate of Incorporation or the Investment Agreements or otherwise sought with respect to amendments to the Business Combination Agreement, to vote, consent or approve (or cause to be voted, consented or approved) all of such Company Stockholder’s Subject Shares held at such time in favor thereof;

(d) against and withhold consent with respect to any merger, purchase of all or substantially all of the Company’s assets or other business combination transaction (other than the Business Combination Agreement and the Transactions);

(e) against any proposal, action or agreement that would be reasonably expected to (A) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Business Combination Agreement or (B) result in any of the conditions set forth in Article VIII of the Business Combination Agreement not being fulfilled; and

(f) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable Law at any time with respect to the Mergers, the Business Combination Agreement and any of the Transactions.

Each Company Stockholder hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing.

Section 1.6 Release.

(a) Effective as of the Effective Time, each Company Stockholder, on behalf of himself, herself or itself, his, her or its affiliates and each of their respective assigns, heirs, beneficiaries, creditors, representatives and agents (collectively, the “Releasing Parties”), does irrevocably and fully waive, release, acquit and discharge forever the Company, Apex and their respective affiliates and present and former and direct or indirect partners, members and equity holders, directors, managers, officers, employees, principals, trustees, representatives, agents, predecessors, successors, assigns, beneficiaries, heirs, executors, insurers and attorneys (collectively, the “Released Parties”), from any and all actions, claims, liabilities, losses, orders and causes of action of every kind and nature whatsoever, at law or in equity, whether known or unknown, that such Releasing Parties, or any of them, may have had in the past or may now have or may have in the future against the Released Parties, or any of them, related to events, circumstances, acts or omissions occurring, on or prior to the Effective Time, solely with respect to the negotiation, execution and consummation of the Transactions, including, without limitation, the Certificate Amendment, the Transaction Documents, the allocation of the Gross Merger Consideration set forth in the Business Combination Agreement, the treatment of the Company Preferred Stock in the manner set forth in the Business Combination Agreement, the treatment of the Company Common Stock in the manner set forth in the Business Combination Agreement, the Named Executive Transactions, the treatment of the Named Executive Shares and the Named Executive Cash-Settled Options in the manner set forth in the Business Combination Agreement and breaches of any fiduciary duties with respect to the Transactions (collectively, the “Released Claims”); provided, however, that the Released Claims shall not include, and each Company Stockholder is not releasing any, (i) if Company Stockholder is an employee of the Company, rights to accrued but unpaid salary, bonuses, expense reimbursements (in accordance with Company’s employee expense reimbursement policy), accrued vacation and other benefits under the Company’s employee benefit plans, (ii) to indemnification, exculpation, advancement of expense or similar rights set forth in the Company Organizational Documents, any indemnification agreement between the Company and such Company Stockholder, or as provided by law or any directors’ and officers’ liability insurance, (iii) actions, claims, liabilities, losses, and causes of action of every kind and nature whatsoever, at law or in equity, whether known or unknown, arising out or related to this Agreement, or (iv) rights of such Company Stockholder under the Business Combination Agreement or any other agreement entered into by such Company Stockholder in connection with the Transactions, including claims related to the enforcement of the Business Combination Agreement and the right to receive such Company Stockholder’s applicable portion of the Gross Merger Consideration (collectively the “Excluded Claims”). Each Company Stockholder (on behalf of itself, himself, and herself and the other Releasing Parties) hereby agrees not to institute any proceeding against any Released Party with respect to any of the Released Claims but excluding the Excluded Claims.

(b) Each Company Stockholder (on behalf of itself, himself, and herself and the other Releasing Parties) hereby agrees not to institute any proceeding against any Released Party with respect to any of the Released Claims but excluding the Excluded Claims.

(c) Each Company Stockholder (on behalf of itself, himself, and herself and the other Releasing Parties) hereby represents to the Released Parties that (i) no Releasing Party has assigned any Released Claims (other than Excluded Claims), (ii) it (and they) fully intends to release all of the Released Claims (other than the Excluded Claims), and (iii) each Company Stockholder represents, warrants and acknowledges that he, she or it has consulted with counsel with respect to the execution and delivery of this release and has been fully apprised of the consequences hereof. Each Company Stockholder agrees and acknowledges that the release in this Section 1.6 constitutes a complete defense of any and all Released Claims, other than Excluded Claims.

Each Company Stockholder further waives any rights under Section 1542 of the Civil Code of the State of California, which states: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Section 1.7 No Challenges. Each Company Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Apex, Merger Subs, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Business Combination Agreement.

Section 1.8 Affiliates Agreements. Each Company Stockholder hereby agrees and consents to the termination of the Investment Agreements and Affiliate Arrangements set forth on Section 4.23 of the Company Disclosure Schedule to which such Company Stockholder is party, except for those Affiliate Arrangements set forth on Section 7.18 of the Company Disclosure Schedule, in each case, effective as of the Effective Time without any further liability or obligation to the Company, the Company’s subsidiaries or Apex. Each Company Stockholder that is a party to any outstanding loan described on Section 4.23 of the Company Disclosure Schedule shall cause such loan to be repaid in full prior to the Closing. The termination of such Investment Agreements and Affiliate Arrangements shall terminate the rights of the parties thereto to enforce any provisions of such agreements that expressly survive the termination of such Investment Agreements and Affiliate Arrangements other than the non-disclosure covenants set forth therein and Section 3 of the Voting Agreement.

Section 1.9 Closing Date Deliverables. Each of the Company Stockholders that, as of the date hereof, hold Subject Shares that represent at least 0.5% of the Fully Diluted Number will deliver, substantially simultaneously with the Effective Time, (a) a duly-executed copy of the Amended and Restated Registration Rights Agreement substantially in the form attached as Exhibit A to the Business Combination Agreement and (b) a duly-executed copy of the Lock-Up Agreement substantially in the form attached as Exhibit B to the Business Combination Agreement.

Section 1.10 Further Assurances. Each Company Stockholder shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), or reasonably requested by Apex or the Company, to effect the actions and consummate the Mergers and the other transactions contemplated by this Agreement and the Business Combination Agreement (including the Transactions), in each case, on the terms and subject to the conditions set forth therein and herein, as applicable.

Section 1.11 No Inconsistent Agreement. Each Company Stockholder hereby represents and covenants that such Company Stockholder has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of such Company Stockholder’s obligations hereunder.

Section 1.12 Consent to Disclosure. To the extent required by law or regulation, each Company Stockholder hereby consents to the publication and disclosure in the Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Apex or the Company to any Governmental Authority or to securityholders of Apex) of such Company Stockholder’s identity and beneficial ownership of Subject Shares and the nature of such Company Stockholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Apex or the Company, a copy of this Agreement. The Company shall not disclose any other information regarding a Company Stockholder except upon written consent of such Company Stockholder (such consent not to be unreasonably withheld, conditioned or delayed). Each Company Stockholder will promptly provide any information reasonably requested by Apex or the Company in connection with the first sentence of this Section 1.12 or as required by the SEC or any regulatory authority for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC). Prior to any disclosure pursuant to this Section 1.12, the Company agrees to provide the applicable Company Stockholder a reasonable opportunity to review such disclosure and consider in good faith any comments provided by Company Stockholder.

Section 1.13 Consent to Election Percentage. Each of the Company Stockholders set forth on Schedule III hereto hereby agrees to elect the Election Percentage set forth such Company Stockholder’s name on Schedule III hereto in the Form of Election.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Company Stockholders. Each Company Stockholder represents and warrants as of the date hereof to Apex and the Company (solely with respect to itself, himself or herself and not with respect to any other Company Stockholder) as follows:

(a) Organization; Due Authorization. If such Company Stockholder is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Company Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Company Stockholder. If such Company Stockholder is an individual, such Company Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Company Stockholder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Company Stockholder, enforceable against such Company Stockholder in accordance with the terms hereof (subject to the Remedies Exception). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Company Stockholder.

(b) Ownership. Such Company Stockholder is the record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of such Company Stockholder’s Subject Shares (if any), and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens pursuant to (i) this Agreement, (ii) the Certificate of Incorporation, (iii) the Business Combination Agreement, (iv) the Investment Agreements, to the extent that such Company Stockholder is a party to such Investment Agreements, (v) any Put & Call Agreement, dated as of December 26, 2019, to which such Company Stockholder and the Company is a party (the “Put & Call Agreement”), (vi) any promissory note set forth on Section 4.23 of the Company Disclosure Schedule or (vii) any applicable securities Laws. Such Company Stockholder’s Subject Shares are the only equity securities in the Company owned of record or beneficially by such Company Stockholder on the date of this Agreement other than Company Options, and none of such Company Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder and under the Voting Agreement. Such Company Stockholder has full voting power with respect to such Company Stockholder’s Subject Shares. Other than the shares of the options exercisable for Company Common Stock and the Company Preferred Stock set forth opposite such Company Stockholder’s name on Schedule I, such Company Stockholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or equity securities convertible into, or which can be exchanged for, equity securities of the Company other than Company Options, and will not establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Named Executive Equity.

Section 2.2 No Conflicts. The execution and delivery of this Agreement by such Company Stockholder does not, and the performance by such Company Stockholder of his, her or its obligations hereunder will not, (i) if such Company Stockholder is not an individual, conflict with or result in a violation of the organizational documents of such Company Stockholder, (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Company Stockholder or such Company Stockholder’s Subject Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement or (iii) conflict with or violate any Law.

Section 2.3 Litigation. There are no Actions pending against such Company Stockholder, or to the knowledge of such Company Stockholder threatened against such Company Stockholder, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement.

Section 2.4 Adequate Information. Such Company Stockholder is a sophisticated stockholder and has adequate information concerning the business and financial condition of Apex and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon Apex or the Company and based on such information as such Company Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Company Stockholder acknowledges that Apex and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Company Stockholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Company Stockholder are irrevocable.

Section 2.5 Brokerage Fees. Except as described on Section 4.25 of the Company Disclosure Schedule, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Business Combination Agreement based upon arrangements made by such Company Stockholder, for which the Company or any of its affiliates may become liable.

ARTICLE III
MISCELLANEOUS

Section 3.1 Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earlier of (a) the Expiration Time and (b) as to each Company Stockholder, the written agreement of Apex, the Company and such Company Stockholder; provided, that each Company Stockholder in its sole discretion may terminate this Agreement, solely with respect to such Company Stockholder, following any material modification or amendment to, or the waiver of any provision of, the Business Combination Agreement, as in effect on the date hereof, (i) that reduces the aggregate amount or form of consideration payable to the Company Stockholder in respect of such Company Stockholder’s Company Capital Stock in a manner that is materially and disproportionately adverse to such Company Stockholder relative to other Company Stockholders, excluding for the avoidance of doubt, any change in the form of consideration as a result of (1) an Election by such Company Stockholder, (2) the Company Common Stock Cash Cutback applicable to each holder of Company Common Stock (other than the Named Executives) in the same manner, (3) the Named Executive Cash Cutback applicable to each Named Executive in the same manner or (4) the Aggregate Cash Election Amount exceeding the Company Common Stock Cash Amount, (ii) in a manner that would require the prior written consent of the stockholders of the Company without the consent of the requisite stockholders of the Company required for such amendment, modification or waiver in accordance with this Agreement, the Company Organizational Documents, the Investment Agreement or the DGCL, as applicable, or (iii) if the Company Stockholder is a holder of Preferred Stock and such amendment, modification or waiver would be materially and disproportionately adverse to the Preferred Stock relative to the Common Stock, except to the extent consented to in writing by Company Stockholders holding a majority of the outstanding shares of Preferred Stock (any such amendment, an “Adverse Amendment”); provided, that the Company acknowledges and agrees that any change to the priority (relative to the payment of the Gross Merger Consideration to any other holders of Company Capital Stock or Company Options), the form or the amount of the Company Preferred Stock Cash Amount or the Aggregate Preferred Stock Consideration shall be deemed to be an Adverse Amendment with respect to the holders of Company Preferred Stock. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination. This ARTICLE III shall survive the termination of this Agreement.

Section 3.2 Allocation Schedule. Concurrently with the execution of this Agreement, the Company shall deliver a detailed schedule of the consideration to be paid to each Company Stockholder (the “Allocation Schedule”) to Apex and each Company Stockholder that holds Preferred Stock. Promptly following the Election Deadline and prior to delivery of same to Apex, the Company shall provide each holder of Company Preferred Stock an updated Allocation Schedule and agrees to reasonably cooperate with and consult with such Company Stockholder with respect to the Allocation Schedule prior to delivery to Apex and for any changes thereafter. The Company agrees that the Allocation Schedule shall be prepared in accordance with the Company Organizational Documents and the Business Combination Agreement. Following the Election Deadline and at least three Business Days prior to the Closing Date, the Company shall deliver the Allocation Schedule to Apex.

Section 3.3 Governing Law. Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

Section 3.4 CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a) THE PARTIES TO THIS AGREEMENT SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE CHANCERY COURT IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH AND BY THIS AGREEMENT WAIVE, AND AGREE NOT TO ASSERT, ANY DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH, THAT THEY ARE NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF THE ACTION IS IMPROPER (PROVIDED, THAT IF JURISDICTION IS NOT THEN AVAILABLE IN THE DELAWARE CHANCERY COURT, THEN ANY SUCH ACTION MAY BE BROUGHT IN ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OR ANY OTHER DELAWARE STATE COURT). SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN Section 3.10.

(b) WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 3.5.

Section 3.5 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.

Section 3.6 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the chancery court or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.  Each party hereto hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

Section 3.7 Amendment; Waiver. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Apex, the Company and the Company Stockholders.

Section 3.8 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 3.9 Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), except, in each case, if an undelivered message is received by the sender, addressed as follows:

If to Apex:

Apex Technology Acquisition Corp.

533 Airport Blvd, Suite 400

Burlingame, California 94010

Attention:	Steve Fletcher
Email:	##########

with a copy to (which will not constitute notice):

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attention:	Alan Mendelson
Josh M. Dubofsky
Email:	##########
##########

If to the Company:

AvePoint, Inc.

901 East Byrd Street, Ste. 901

Richmond, Virginia 23219

Attention:	Brian Brown
Email:	##########

with a copy to (which shall not constitute notice):

Cooley LLP

55 Hudson Yards

New York, New York 10001-2157

Attention:	Mike Lincoln
David Silverman
John McKenna
Brian Leaf
Email:	##########
##########
##########
##########

If to a Company Stockholder:

To such Company Stockholder’s address set forth in Schedule I with a copy to (which will not constitute notice):

Cooley LLP

55 Hudson Yards

New York, New York 10001-2157

Attention:	Mike Lincoln
David Silverman
John McKenna
Brian Leaf
Email:	##########
##########
##########
##########

Section 3.10 Capacity. Each Company Stockholder is signing this Agreement solely in the Company Stockholder’s capacity as a holder of Subject Shares, and not in the Company Stockholder’s capacity as a director, officer or employee of Company or in the Company’s Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary, provided that nothing contained in this Section 3.11 shall obviate any of the Company Stockholder’s obligations under Article 1 of this Agreement.

Section 3.11 Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 3.12 Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Erin Sherman

By:	/s/ Erin Sherman

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Brian Brown

By:	/s/ Brian Brown

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Tianyi Jiang

By:	/s/ Tianyi Jiang

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Thomas Lin

By:	/s/ Thomas Lin

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Scott Sacket

By:	/s/ Scott Sacket

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Mario Carvajal

By:	/s/ Mario Carvajal

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

John Peluso

By:	/s/ John Peluso

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Jessica Henningson

By:	/s/ Jessica Henningson

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

James Zhu

By:	/s/ James Zhu

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Dux Sy

By:	/s/ Dux Sy

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Taylor Davenport

By:	/s/ Taylor Davenport

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Hans Delleman

By:	/s/ Hans Delleman

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

YAN JI

By:	/s/ Yan Ji

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

SHARRON MA

By:	/s/ Sharron Ma

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

DANQUN KE

By:	/s/ Danqun Ke

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Hyung Ra Lim

By:	/s/ Hyung Ra Lim

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Avatar Investment Opportunities, LLC

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

Avatar Investment Solutions 1, LLC

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

Avatar Investment Solutions (A), LLC

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

ZENABA, LLC

By:	/s/ Brian Brown
Name: Brian Brown
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

AVPT, LLC

By: AVPT Manager, LLC, its Manager

By:	/s/ Tianyi Jiang
Name: Tianyi Jiang
Title: Manager

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

THE SHU-JAN JIANG DAUGHTERS 2020 FAMILY TRUST

By:	/s/ Tianyi Jiang
Name: Tianyi Jiang
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

RIVER VALLEY LTD

By:	/s/ Tianyi Jiang
Name: Tianyi Jiang
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

THE JIANG 2020 FAMILY TRUST

By:	/s/ Tianyi Jiang
Name: Tianyi Jiang
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Xunkai Gong

By:	/s/ Xunkai Gong

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

GIOCOSO HOLDINGS LLC

By:	/s/ Xunkai Gong
Name: Xunkai Gong
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

CADENZA HOLDINGS LLC

By:	/s/ Xunkai Gong
Name: Xunkai Gong
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

VIVACE HOLDINGS LLC

By:	/s/ Xunkai Gong
Name: Xunkai Gong
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Wei Hong Chen

By:	/s/ Wei Hong Chen

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

Zhijian Lu

By:	/s/ Zhijian Lu

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

KEM PHOENIX LLC

By:	/s/ Zhijian Lu
Name: Zhijian Lu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

KEM LILY LLC

By:	/s/ Zhijian Lu
Name: Zhijian Lu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

KEM ROSE LLC

By:	/s/ Zhijian Lu
Name: Zhijian Lu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

MZ-GAMMA LLC

By:	/s/ James Zhu
Name: James Zhu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

MZ-ALPHA LLC

By:	/s/ James Zhu
Name: James Zhu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

MZ-BETA LLC

By:	/s/ James Zhu
Name: James Zhu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

MZ-DELTA LLC

By:	/s/ James Zhu
Name: James Zhu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

MZ-ETA LLC

By:	/s/ James Zhu
Name: James Zhu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

MZ-THETA LLC

By:	/s/ James Zhu
Name: James Zhu
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Apex, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

JAYLINA, LLC

By:	/s/ Hyung Ra Lim
Name: Hyung Ra Lim
Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

APEX:

APEX TECHNOLOGY ACQUISITION CORP.

By:	/s/ Jeff Epstein
Name:	Jeff Epstein
Title:	Co-Chief Executive Officer, Chief Financial Officer and Secretary

[Signature Page to Stockholder Support Agreement]

COMPANY:

AVEPOINT, INC.

By:	/s/ Brian Brown
Name:	Brian Brown
Title:	Chief Legal Counsel and Chief Operating Officer

[Signature Page to Stockholder Support Agreement]

53